VIA EDGAR

Securities and Exchange Commission
100 F. Street N.E.
Washington, D.C.  20549-0506

Re:
TFLIC Separate Account C, SEC File No. 811-09062 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Calvert Variable Trust, Inc.	811-04000
Calvert Variable Series, Inc.	811-03591
Columbia Funds Variable Insurance Trust	811-05199
Columbia Funds Variable Series Trust	811-08748
DFA Investment Dimensions Group, Inc.	811-03258
Federated Hermes Insurance Series	811-08042
Nationwide Variable Insurance Trust	811-03213
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
Transamerica Series Trust	811-04419
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund V	811-05361

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company